UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2025

SPRINGBIG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 500

Boca Raton, Florida, 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 28, 2025, SpringBig Holdings, Inc. (the “Company”) held its second annual meeting of stockholders following the effectiveness of its Certificate of Incorporation (the “Annual Meeting”). There were 26,366,796 shares of common stock represented at the Annual Meeting by valid proxies or voted at the Annual Meeting, which was approximately 56.92% of the shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on February 10, 2025.

Proposal 1 - Election of Director

Marc Shiffman was elected to serve as a member of the Company’s board of directors (the “Board”) until the fifth annual meeting of stockholders following effectiveness of the Company’s Certificate of Incorporation and until his successor is duly elected or qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Marc Shiffman	15,916,865	580,182	9,869,749

Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, by the following votes:

Votes For	Votes Against	Votes Abstain
26,321,455	45,008	333

There were no broker non-votes associated with this proposal.

Proposal 3 – Approval of the Reverse Split Proposal

The stockholders approved the adoption of an amendment to the Company’s Certificate of Incorporation, to be filed not later than March 27, 2026, to effect a reverse stock split of the common stock at a ratio in the range of 5-for-1 to 100-for-1, with such ratio to be determined in the discretion of the Board and publicly disclosed prior to the effectiveness of the reverse stock split by the following votes:

Votes For	Votes Against	Votes Abstain
26,042,740	324,056	0

There were no broker non-votes associated with this proposal.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

April 3, 2025	By:	/s/ Paul Sykes
		Name:	Paul Sykes
		Title:	Chief Financial Officer

2